UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2011
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TRANSCEND SERVICES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	0-18217	33-0378756
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Glenlake Parkway, Suite 1325, Atlanta, GA 30328
(Address of principal executive offices, including zip code)

(678) 808-0600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On June 1, 2011, at the annual meeting of stockholders of Transcend Services, Inc. (the “Company”), the Company's stockholders approved the amendment of the Transcend Services, Inc. 2009 Stock Incentive Plan (the “Plan”) to: (a) increase (i) the maximum number of shares of the Company's common stock authorized for issuance under the Plan by 500,000 shares from 400,000 to 900,000 shares; and (ii) the maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options by 500,000 shares (in each case, subject to adjustment for anti-dilution purposes as provided in the Plan); and (b) provide that stockholder approval is required for the Administrator (as defined in the Plan) to reprice awards under the Plan. The maximum number of shares that may be issued pursuant to incentive stock options described in (a)(ii), above, is subject to the overall plan limitation described in (a)(i), above.

The foregoing summary description of the amendment to the Plan is qualified in its entirety by reference to the actual terms of the amendment to the Plan, which is incorporated herein by reference as Exhibit 10.1.  For additional information regarding the Plan, please refer to “Proposal Two - Approval of Amendment to Stock Incentive Plan” on pages 7-14 of the Company's 2011 definitive proxy statement, as filed with the Securities and Exchange Commission on April 18, 2011, which is incorporated herein by reference as Exhibit 10.2.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a), (b), (d)

At the Company's annual meeting of stockholders on June 1, 2011 (the “Annual Meeting”), the Company received proxies totaling 92.11% of its issued and outstanding shares of common stock representing 9,797,984 shares of common stock, as of the record date. The following matters, which are described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2011, were voted on and approved by the Company's stockholders at the Annual Meeting:

Election of Directors

The stockholders approved the slate of directors consisting of six members to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified based on the following final voting results:

Nominee	For	Withheld	Broker Non-Votes

Joseph G. Bleser	7,612,124	198,412	1,987,448
Joseph P. Clayton	7,715,286	95,250	1,987,448
James D. Edwards	7,742,409	68,217	1,987,448
Larry G. Gerdes	7,691,323	119,213	1,987,448
Walter S. Huff, Jr.	7,715,286	95,250	1,987,448
Charles E. Thoele	7,714,986	95,550	1,987,448

Amendment to Transcend Services, Inc. 2009 Stock Incentive Plan

The stockholders approved an amendment to the 2009 Stock Incentive Plan to increase the number of shares available for grant thereunder by 500,000 shares and to require stockholder approval to reprice awards under the Plan based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
7,625,344	183,192	2,000	1,987,448

Advisory Vote on the Compensation of the Company's Named Executive Officers

The stockholders approved, on an advisory basis, the compensation of the Company's named executive officers based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
7,776,251	28,463	5,822	1,987,448

Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company's Named Executive Officers

The stockholders recommended, on an advisory basis, that the advisory vote on the compensation of the Company's named executive officers should be held on an annual basis based on the following final voting results:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
7,315,381	38,675	452,334	4,146	1,987,448

A majority of the votes cast by stockholders voted, on an advisory basis and in line with the recommendation of the Company's Board of Directors, to hold an advisory vote on the compensation of the Company's named executive officers every year. The Company has determined that it will include an advisory vote on the compensation of the Company's named executive officers in its proxy materials every year until the next required advisory vote on the frequency of future advisory votes on the compensation of the Company's named executive officers, which will occur no later than the Company's 2017 Annual Meeting of Stockholders.

Ratification of the Company's Independent Registered Public Accounting Firm

The stockholders approved the ratification of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011 based on the following final voting results:

For	Against	Abstain
9,783,415	14,067	502

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	2011 Declaration of Amendment to 2009 Stock Incentive Plan *

10.2	Definitive Proxy Statement, filed on Schedule 14A with the Securities and Exchange Commission on April 18, 2011 and incorporated herein by reference.
* Executive compensation plan or agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transcend Services, Inc.

Date: June 2, 2011	/s/ Lance Cornell
Lance Cornell
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	2011 Declaration of Amendment to 2009 Stock Incentive Plan *

10.2	Definitive Proxy Statement, filed on Schedule 14A with the Securities and Exchange Commission on April 18, 2011 and incorporated herein by reference
* Executive compensation plan or agreement